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                              Janus Adviser Series
                            Janus Adviser Forty Fund
                            Janus Adviser Orion Fund

                        Supplement dated August 29, 2007
                      to Currently Effective Prospectuses

Effective January 1, 2008, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser Forty Fund and Janus Adviser Orion Fund:

    Ron Sachs, CFA, is Portfolio Manager of Janus Adviser Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from its inception (August 2005) to February 2006, and Janus Adviser Orion Fund from its inception (August 2005) to December 2007. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

    John Eisinger is Portfolio Manager of Janus Adviser Orion Fund, which he has managed since January 2008. Mr. Eisinger is also Portfolio Manager of other Janus accounts. He joined Janus Capital in April 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.

Scott Schoelzel, the current portfolio manager for Janus Adviser Forty Fund, will remain with Janus Capital through the end of 2007 to ensure a smooth transition of the Fund. Ron Sachs, the current portfolio manager for Janus Adviser Orion Fund, will work with John Eisinger to ensure a smooth transition of the Fund.

Effective January 1, 2008, references to Scott Schoelzel are deleted.


                Please retain this Supplement with your records.